First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214) 849-2000

                                                                   EXHIBIT 99.05
                                                   [FIRST USA LOGO APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-3

                -----------------------------------------------

                Monthly Period:                   09/01/96 to
                                                  09/30/96
                Distribution Date:                10/15/96
                Transfer Date:                    10/11/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Monthly Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1.    The total amount of the distribution to
           Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                    Class A                         $4.60777778
                                    Class B                          4.75277778
                                    Collateral Inv. Amt.             4.92194444
                                                           ---------------------
                                    Total (weighted avg.)           $4.64716944

     2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                    Class A                         $4.60777778
                                    Class B                          4.75277778
                                    Collateral Inv. Amt.             4.92194444
                                                           ---------------------
                                    Total (weighted avg.)           $4.64716944
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1994-3
Page 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                    Class A                         $0.00000000
                                    Class B                          0.00000000
                                    Collateral Inv. Amt.             0.00000000
                                                           ---------------------
                                    Total                           $0.00000000
                                                           =====================
B.
     Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.    Allocation of Principal Receivables.
           -----------------------------------

           The aggregate amount of Allocations of Principal
           Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                    Class A                      $51,913,242.36
                                    Class B                        3,381,135.34
                                    Collateral Inv. Amt.           6,138,197.48
                                                           ---------------------
                                    Total                        $61,432,575.18
                                                           =====================

     2.    Allocation of Finance Charge Receivables.
           ----------------------------------------

           The aggregate amount of Allocations of Finance Charge
           Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                    Class A                       $7,086,947.44
                                    Class B                          461,280.60
                                    Collateral Inv. Amt.             838,692.00
                                                           ---------------------
                                    Total                         $8,386,920.04
                                                           =====================


     3.    Principal Receivables / Investor Percentages.
           --------------------------------------------

           (a)   The aggregate amount of Principal
                 Receivables in the Trust as of the
                 last day of the Monthly Period              $17,053,055,117.78


           (b)   Invested Amount as of the last day
                 of the Monthly Period

                                    Class A                     $532,350,000.00
                                    Class B                       34,650,000.00
                                    Collateral Inv. Amt.          63,000,000.00
                                                           ---------------------
                                    Total                       $630,000,000.00
                                                           ====================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1994-3
Page 3


           (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                   Class A                              3.122%
                                   Class B                              0.203%
                                   Collateral Inv. Amt.                 0.369%
                                                          ---------------------
                                   Total                                3.694%

           (d)   During the Amortization Period: The Invested
                 Amount as of _______ (the last day of the Revolving Period)

                                   Class A                                 N.A.
                                   Class B                                 N.A.
                                   Collateral Inv. Amt.                    N.A.
                                                          ---------------------
                                   Total                                   N.A.

           (e)   The Fixed/Floating Allocation Percentage: The
                 Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
                 Receivables set forth in paragraph 3(a) above

                                   Class A                                 N.A.
                                   Class B                                 N.A.
                                   Collateral Inv. Amt.                    N.A.
                                                          ---------------------
                                   Total                                   N.A.


     4.    Delinquent Balances.
           --------------------

           The aggregate amount of outstanding balances in        Aggregate
           the Accounts which were delinquent as of the end        Account
           Of the day on the last day of the Monthly Period        Balance
                                                           ---------------------

           (a)    35 - 64 days                                  $334,889,318.40
           (b)    65 - 94 days                                   197,308,239.82
           (c)    95 - 124 days                                  139,981,378.10
           (d)    125 - 154 days                                 124,751,619.01
           (e)    155 - 184 days                                  99,164,564.36
           (e)    185 or more days                                81,101,689.97
                                                           ---------------------
                                    Total                       $977,196,809.66
                                                           =====================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                 Series 1994-3
Page 4


     5.    Monthly Investor Default Amount.
           -------------------------------

           (a)   The aggregate amount of all defaulted
                 Principal Receivables written off as
                 uncollectible during the Monthly Period
                 allocable to the Invested Amount (the
                 aggregate "Investor Default Amount")

                                    Class A                       $2,285,280.60
                                    Class B                          148,746.07
                                    Collateral Inv. Amt.             270,447.41
                                                           ---------------------
                                    Total                         $2,704,474.08
                                                           =====================

           (b)   The amount set forth in paragraph 5(a)
                 above in respect of the Monthly Investor
                 Default Amount, per $1,000 interest

                                    Class A                               $4.29
                                    Class B                                4.29
                                    Collateral Inv. Amt.                   4.29
                                                           ---------------------
                                    Total                                 $4.29
                                                           =====================


     6.    Investor Charge-Offs & Reimbursements of Charge-Offs.
           ----------------------------------------------------

           (a)   The aggregate amount of Class A Investor
                 Charge-Offs and the reductions in the
                 Class B Invested Amount and the Collateral
                 Invested Amount

                                    Class A                               $0.00
                                    Class B                                0.00
                                    Collateral Inv. Amt.                   0.00
                                                           ---------------------
                                    Total                                 $0.00
                                                           =====================


           (b)   The amounts set forth in paragraph 6(a)
                 above, per $1,000 original certificate
                 principal amount (which will have the
                 effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                    Class A                               $0.00
                                    Class B                                0.00
                                    Collateral Inv. Amt.                   0.00
                                                           ---------------------
                                    Total                                 $0.00
                                                           =====================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1994-3
Page 5


           (c)   The aggregate amount of Class A Investor
                 Charge-Offs reimbursed and the
                 reimbursement of reductions in the
                 Class B Invested Amount and the
                 Collateral Invested Amount

                                    Class A                               $0.00
                                    Class B                                0.00
                                    Collateral Inv. Amt.                   0.00
                                                           ---------------------
                                    Total                                 $0.00
                                                           =====================

           (d)   The amount set forth in paragraph 6(c)
                 above, per $1,000 interest (which will
                 have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                    Class A                               $0.00
                                    Class B                                0.00
                                    Collateral Inv. Amt.                   0.00
                                                           ---------------------
                                    Total                                 $0.00
                                                           =====================

     7.    Investor Servicing Fee.
           ----------------------

           (a)   The amount of the Investor Monthly
                 Servicing Fee payable by the Trust to
                 the Servicer for the Monthly Period

                                    Class A                         $665,437.50
                                    Class B                           43,312.50
                             Remaining Servicing Fee                  78,750.00
                                                           ---------------------
                                    Total                           $787,500.00
                                                           =====================

           (b)   The amount set forth in paragraph 7(a)
                 above, per $1,000 interest

                                    Class A                         $1.25000000
                                    Class B                          1.25000000
                             Remaining Servicing Fee                 1.25000000
                                                           ---------------------
                                    Total                           $1.25000000
                                                           =====================


     8.    Reallocated Principal Collections
           ---------------------------------

           The amount of Reallocated Collateral and Class B Principal Collections applied in respect of Interest Shortfalls, Investor
           Default Amounts or Investor Charge-Offs
           for the prior month.

                                    Class B                               $0.00
                                    Collateral Inv. Amt.                   0.00
                                                           ---------------------
                                    Total                                 $0.00
                                                           =====================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1994-3
Page 6


     9.    Collateral Invested Amount
           --------------------------

           (a)   The amount of the Collateral Invested
                 Amount as of the close of business on the
                 related Distribution Date after giving
                 effect to withdrawals, deposits and
                 payments to be made in respect of the
                 preceding month                                  $63,000,000.00


           (b)   The Required Collateral Invested Amount as
                 of the close of business on the related
                 Distribution Date after giving effect to
                 withdrawals, deposits and payments to be
                 made in respect of the preceding month           $63,000,000.00


     10.   The Pool Factor.
           ---------------

           The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                    Class A                           1.00000000
                                    Class B                           1.00000000
                                                           ---------------------
                                    Total (weighted avg.)             1.00000000


     11.   The Portfolio Yield
           -------------------

           The Portfolio Yield for the Related Monthly Period             10.82%

     12.   The Base Rate
           -------------

           The Base Rate for the Related Monthly Period                    7.73%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                FIRST USA BANK
                                as Servicer


                                By:  /s/ W. Todd Peterson
                                     ---------------------------------
                                     W. Todd Peterson
                                     Vice President